UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

2013 2nd Quarter Report

May 31, 2013

…Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments

For Investors Seeking

  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

Distribution Policy — Tortoise Power and Energy Infrastructure Fund, Inc. (‘‘TPZ”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TPZ during such year. In accordance with its Policy, TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of TPZ’s performance, TPZ expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of TPZ’s performance for the entire calendar year and to enable TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TPZ and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TPZ’s assets to a level that was determined to be detrimental to TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TPZ’s investment performance from the amount of the distribution or from the terms of TPZ’s distribution policy. TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

June 18, 2013

Dear Fellow Stockholders,

The economy showed tangible signs of progress during our first fiscal half ending May 31st, including improvement in housing, employment and corporate earnings, with equities enjoying a bullish run. These same factors support the underlying fundamentals of fixed income issuers. However, late in the quarter, concerns that the Federal Reserve may dial back its quantitative easing effort, possibly as soon as this fall, led to a 0.5 percent rise in the 10-year Treasury rate, which weighed on fixed income securities broadly. Despite some macro market headwinds, power and energy infrastructure companies remained anchored by resilient underlying fundamentals.

Power and Energy Infrastructure Sector Review and Outlook

The TPZ Benchmark Composite* posted a total return of 0.8 percent and 3.7 percent for the three and six months ending May 31, 2013, respectively. The benchmark composite is comprised of a blend of 70 percent fixed income and 30 percent equity securities issued by companies in the power and energy infrastructure sectors. The composite’s equity component was the driving force behind its positive performance for the quarter, while the fixed income portion was affected by the May rise in interest rates.

Increased production growth in oil and natural gas from the nation’s unconventional resources has continued to bode well for both the midstream and downstream portions of the energy value chain, in both of which TPZ invests. The pace of growth projects remains strong with more than $100 billion in pipeline and related growth projects expected over the next three years through 2015 alone. On the downstream side, electric generation has benefitted from low fuel costs and rate base growth from environmental and smart-grid initiatives.

Capital markets have continued to be active across the energy value chain, with power and energy infrastructure companies raising more than $17 billion in equity and nearly $34 billion in debt fiscal year-to-date through May 31st.

Fund Performance Review

Our total assets increased from $224.1 million on Nov. 30, 2012, to $228.9 million on May 31, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders was 2.6 percent and 8.5 percent (both including the reinvestment of distributions) for the three and six months ending May 31, 2013, respectively. Our NAV-based total return was 2.9 percent and 8.0 percent for the same time periods. The difference between our market value returns as compared to our NAV total returns reflected the narrowing in the market’s discount of our stock price relative to our NAV during the period.

Our asset performance during the fiscal first half of 2013 was bolstered by positive returns on our equity investments, including holdings in petroleum and natural gas pipelines as well as gathering and processing. These assets continue to benefit from increased volumes being driven by growing production in the nation’s shale basins, which is in turn leading to visible distribution growth. Our fixed income securities did provide overall positive returns for the first half of the fiscal year, though not to the extent that our equities did, as they were negatively influenced by rising interest rates late in the second fiscal quarter. Our fixed income securities are predominantly in the power and natural gas pipeline sectors.

We paid monthly distributions of $0.125 per common share ($1.50 annualized) throughout the fiscal half of 2013. These distributions represented an annualized yield of 5.6 percent based on our fiscal quarter closing price of $26.65. For tax purposes, we currently expect 80 to 100 percent of TPZ’s distributions to be characterized as dividend income and capital gain. A final determination of the characterization will be made in January 2014. Please refer to the inside front cover of this report for important information about TPZ’s distribution policy.

(Unaudited)

2013 2nd Quarter Report       1

We ended the period with leverage (bank debt) at 13.8 percent of total assets, below our long-term target of 20 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of May 31, 2013, our leverage, which included the impact of interest rate swaps, had a weighted average maturity of 4.3 years and a weighted average cost of 2.25 percent, with approximately 83 percent at fixed rates. We believe TPZ’s balance sheet is strong, with rates fixed on the majority of our leverage, laddered due dates and extended average maturities.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

We continue to be excited about the significant transformation underway in North American energy, with power and energy infrastructure companies playing a key role in the significant build-out underway. We also think it is important to note that while a rising tide may lift all boats, market cycles will separate quality companies from those with weaker business models. We believe this will play out over time, and we look forward to serving you as your professional investment adviser in navigating the course ahead.

As a final note, if you have not yet had a chance to listen to our May webcast, we invite and encourage you to do so at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

*TPZ Benchmark Composite includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electricity Index (CUEL) and the Tortoise MLP Index® (TMLPT), a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs).

(Unaudited)

2       Tortoise Power and Energy Infrastructure Fund, Inc.

Key Financial Data (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012			2013
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$2,075	$2,089	$2,080	$2,066	$2,048
Distributions received from master limited partnerships	803	860	876	881	892
Dividends paid in stock	534	554	561	578	580
Total from investments	3,412	3,503	3,517	3,525	3,520
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	460	460	470	471	499
Other operating expenses	128	124	117	128	120
	588	584	587	599	619
Distributable cash flow before leverage costs and current taxes	2,824	2,919	2,930	2,926	2,901
Leverage costs(2)	305	309	268	227	189
Distributable Cash Flow(3)	$2,519	$2,610	$2,662	$2,699	$2,712
Net realized gain on investments	$780	$961	$1,494	$355	$870

As a percent of average total assets(4)
Total from investments	6.22%	6.39%	6.31%	6.30%	5.99%
Operating expenses before leverage costs and current taxes	1.07%	1.07%	1.05%	1.07%	1.05%
Distributable cash flow before leverage costs and current taxes	5.15%	5.32%	5.26%	5.23%	4.94%
As a percent of average net assets(4)
Total from investments	7.49%	7.75%	7.60%	7.58%	7.08%
Operating expenses before leverage costs and current taxes	1.29%	1.29%	1.27%	1.29%	1.24%
Leverage costs and current taxes	0.67%	0.68%	0.58%	0.49%	0.38%
Distributable cash flow	5.53%	5.78%	5.75%	5.80%	5.46%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,606	$2,607	$2,607	$2,607
Distributions paid on common stock per share	0.375	0.375	0.375	0.375	0.375
Total assets, end of period	213,942	220,693	224,142	230,645	228,896
Average total assets during period(5)	218,273	218,005	224,258	226,807	233,060
Leverage(6)	35,100	35,000	36,400	36,700	31,500
Leverage as a percent of total assets	16.4%	15.9%	16.2%	15.9%	13.8%
Net unrealized appreciation, end of period	46,722	55,501	57,239	64,877	67,999
Net assets, end of period	175,894	184,208	186,034	192,583	195,336
Average net assets during period(7)	181,296	179,903	186,162	188,510	197,344
Net asset value per common share	25.30	26.50	26.76	27.70	28.10
Market value per common share	24.02	25.58	25.26	26.35	26.65
Shares outstanding (actual)	6,951,333	6,951,333	6,951,333	6,951,333	6,951,333

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations and short-term borrowings.
(7)	Computed by averaging daily net assets within each period.

2013 2nd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/ or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our MLP investments increased during the 2nd quarter while the value of our debt investments declined slightly due to rising interest rates. These changes, combined with the exercise of call options within our bond portfolio where proceeds were used to reduce leverage prior to being reinvested, led to an overall decrease of $1.7 million in total assets during the quarter. Total income received from our investments was relatively unchanged and leverage costs declined as expected following the refinancing activity in 1st quarter 2013. We maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

We pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our monthly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the monthly distributions throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below.

4       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 2nd quarter 2013 was approximately $3.5 million, a very slight decrease as compared to 1st quarter 2013 and an increase of 3.2 percent as compared to 2nd quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments, the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth, as well as fixed income investments that have been refinanced in a lower interest rate environment.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.05 percent of average total assets for 2nd quarter 2013 as compared to 1.07 percent for the 1st quarter 2013 and 2nd quarter 2012. Advisory fees for 2nd quarter 2013 increased by approximately 5.9 percent as compared to 1st quarter 2013 due to increased average monthly managed assets during the quarter. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets for calendar year 2012, and has agreed to waive 0.10 percent of average monthly managed assets for calendar year 2013. Other operating expenses decreased approximately $8,000 from 1st quarter 2013, primarily due to decreased directors’ fees.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 9 of our Notes to Financial Statements, at May 31, 2013, we had $26 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.68 percent and weighted average remaining maturity of approximately 5.1 years. This swap arrangement effectively fixes the cost of approximately 83 percent of our outstanding leverage over the remaining swap period.

Total leverage costs for DCF purposes were approximately $189,000 for the 2nd quarter 2013, a decrease of $38,000 as compared to 1st quarter 2013. The decrease in leverage costs reflects the full impact of the leverage refinance and interest rate swap activity that was completed in 1st quarter 2013.

Interest accrues on the margin facility at a rate equal to 3-month LIBOR plus 0.75 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow and Capital Gains

For 2nd quarter 2013, our DCF was approximately $2.7 million, a 7.7 percent increase as compared to 2nd quarter 2012 and a 0.5 percent increase as compared to 1st quarter 2013. This increase is the net result of the change in distributions and expenses as outlined above. In addition, we had net realized gains of approximately $0.9 million from the sale of portfolio investments in the 2nd quarter 2013. On February 11, 2013, we declared monthly distributions for the 2013 2nd fiscal quarter of $0.125 per share. This is unchanged as compared to 1st quarter 2013.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 2nd quarter 2013 (in thousands):

	2013	2nd Qtr
	YTD	2013
Net Investment Income	$2,532	$1,278
Adjustments to reconcile to DCF:
Dividends paid in stock	1,158	580
Distributions characterized as return of capital	1,710	885
Amortization of debt issuance costs	73	—
Interest rate swap expenses	(181)	(92)
Change in amortization methodology	119	61
DCF	$5,411	$2,712

Liquidity and Capital Resources

We had total assets of $228.9 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 2nd quarter 2013, total assets decreased by $1.7 million. This change was primarily the result of a $2.9 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net sales (including bond call activity) of $4.1 million and a net decrease in receivables of approximately $0.4 million.

Total leverage outstanding at May 31, 2013 was $31.5 million, a decrease of $5.2 million as compared to February 28, 2013 which was primarily the result of the trading activity as described above. Total leverage represented 13.8 percent of total assets at May 31, 2013, a decrease from 15.9 percent of total assets at February 28, 2013 and a decrease from 16.4 percent at May 31, 2012. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the

2013 2nd Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 11 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses; (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 59 percent ordinary income (none of which is qualified dividend income) and 41 percent long-term capital gain. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as ordinary income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments May 31, 2013
(Unaudited)

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 65.7%(1)

Local Distribution Pipelines — 7.8%(1)
United States — 7.8%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(2)	$4,000,000	$4,829,504
NiSource Finance Corp.,
6.400%, 03/15/2018(2)	3,500,000	4,156,782
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,212,744
		15,199,030
Natural Gas/Natural Gas Liquids Pipelines — 17.9%(1)
Canada — 3.3%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	6,421,548
United States — 14.6%(1)
El Paso Corp.,
6.500%, 09/15/2020(2)	6,000,000	6,772,932
EQT Corp.,
6.500%, 04/01/2018	2,000,000	2,303,652
EQT Corp.,
8.125%, 06/01/2019	2,000,000	2,485,350
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,712,056
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(3)	6,000,000	6,322,350
NGPL PipeCo LLC,
9.625%, 06/01/2019(3)	2,000,000	2,230,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,658,921
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,775,881
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,193,904
		34,876,594
Natural Gas Gathering/Processing — 5.6%(1)
United States — 5.6%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	5,000,000	6,594,975
Enogex LLC,
6.250%, 03/15/2020(2)(3)	4,000,000	4,439,192
		11,034,167
Oil and Gas Exploration and Production — 7.6%(1)
United States — 7.6%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,160,000
Chesapeake Energy Corp.,
7.250%, 12/15/2018(2)	3,500,000	4,033,750
Concho Resources, Inc.,
5.500%, 04/01/2023	2,000,000	2,045,000
Denbury Resources Inc.,
6.375%, 08/15/2021	1,000,000	1,100,000
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020(2)	3,000,000	3,401,250
Plains Exploration & Production Co.,
6.500%, 11/15/2020	2,000,000	2,215,000
		14,955,000
Oilfield Services — 2.0%(1)
United States — 2.0%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,941,202
Power/Utility — 23.2%(1)
United States — 23.2%(1)
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,913,726
Dominion Resources, Inc.,
8.375%, 06/15/2064(4)	183,000	4,915,380
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(3)	3,000,000	3,595,002
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(3)	2,000,000	2,348,272
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,106,175
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(2)	3,750,000	3,976,875
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(3)	4,000,000	4,470,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	6,555,000
NV Energy, Inc.,
6.250%, 11/15/2020(2)	1,000,000	1,214,626
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(2)	6,000,000	6,390,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,747,562
		45,232,618
Refining — 1.6%(1)
United States — 1.6%(1)
Holly Corp.,
9.875%, 06/15/2017	3,000,000	3,153,600
Total Corporate Bonds (Cost $114,322,485)		128,392,211

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       7

Schedule of Investments (Continued) May 31, 2013
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 50.3%(1)

Crude/Refined Products Pipelines — 18.3%(1)
United States — 18.3%(1)
Buckeye Partners, L.P.(2)	54,000	$3,571,560
Enbridge Energy Management, L.L.C.(2)(5)	513,450	15,270,005
Holly Energy Partners, L.P.(2)	95,200	3,423,392
Magellan Midstream Partners, L.P.(2)	53,400	2,776,266
NuStar Energy L.P.(2)	52,200	2,431,998
Plains All American Pipeline, L.P.(2)	61,200	3,438,216
Sunoco Logistics Partners L.P.(2)	79,443	4,809,479
		35,720,916
Natural Gas/Natural Gas Liquids Pipelines — 25.0%(1)
United States — 25.0%(1)
Energy Transfer Equity, L.P.(2)	27,809	1,589,563
Energy Transfer Partners, L.P.(2)	107,700	5,235,297
Enterprise Products Partners L.P.(2)	127,600	7,578,164
Inergy, L.P.(2)	97,700	2,276,410
Kinder Morgan Energy Partners LP(2)	42,527	3,546,752
Kinder Morgan Management, LLC(2)(5)(6)	231,829	18,829,113
ONEOK Partners, L.P.(2)	117,600	6,086,976
Regency Energy Partners, L.P.(2)	71,800	1,840,952
Williams Partners, L.P.(2)	36,287	1,810,358
		48,793,585
Natural Gas Gathering/Processing — 7.0%(1)
United States — 7.0%(1)
DCP Midstream Partners, LP(2)	85,200	4,072,560
MarkWest Energy Partners, L.P.(2)	56,700	3,733,128
Targa Resources Partners L.P.(2)	127,100	5,911,421
		13,717,109
Total Master Limited Partnerships
and Related Companies (Cost $43,773,975)		98,231,610
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(7) (Cost $67,499)	67,499	67,499
Total Investments — 116.0%(1)
(Cost $158,163,959)		226,691,320
Interest Rate Swap Contracts — (0.2%)(1)
$26,000,000 notional — unrealized depreciation(8)		(528,689)
Other Assets and Liabilities — (15.8%)(1)		(30,826,184)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$195,336,447

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $41,777,416, which represents 21.4% of net assets. See Note 7 to the financial statements for further disclosure.
(4)	Security has characteristics that are similar to corporate bonds although it trades in a manner similar to an equity investment. The security has a quoted price in an active market and is classified as a Level 1 investment within the fair value hierarchy.
(5)	Security distributions are paid-in-kind.
(6)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $528,689.
(7)	Rate indicated is the current yield as of May 31, 2013.
(8)	See Note 10 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities May 31, 2013
(Unaudited)

Assets
Investments at fair value (cost $158,163,959)	$226,691,320
Receivable for Adviser fee waiver	39,209
Interest and dividend receivable	2,095,769
Prepaid expenses and other assets	69,236
Total assets	228,895,534
Liabilities
Payable to Adviser	372,485
Payable for investments purchased	1,042,500
Accrued expenses and other liabilities	115,413
Unrealized depreciation of interest rate swap contracts	528,689
Short-term borrowings	31,500,000
Total liabilities	33,559,087
Net assets applicable to common stockholders	$195,336,447
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares issued
and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	127,330,762
Net unrealized appreciation of investments and
interest rate swap contracts	67,998,734
Net assets applicable to common stockholders	$195,336,447
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$28.10

Statement of Operations Period from December 1, 2012 through May 31, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$1,772,581
Less return of capital on distributions	(1,709,840)
Net distributions from master limited partnerships	62,741
Interest from corporate bonds	3,995,255
Dividends from money market mutual funds	99
Total Investment Income	4,058,095
Operating Expenses
Advisory fees	1,084,520
Professional fees	66,769
Stockholder communication expenses	58,083
Administrator fees	46,003
Directors’ fees	26,740
Registration fees	12,150
Fund accounting fees	12,141
Stock transfer agent fees	6,763
Custodian fees and expenses	5,761
Other operating expenses	13,091
Total Operating Expenses	1,332,021
Leverage Expenses
Interest expense	207,524
Amortization of debt issuance costs	72,963
Other leverage expenses	27,284
Total Leverage Expenses	307,771
Total Expenses	1,639,792
Less fees waived by Adviser	(114,160)
Net Expenses	1,525,632
Net Investment Income	2,532,463
Realized and Unrealized Gain on
Investments and Interest Rate Swaps
Net realized gain on investments	1,403,835
Net realized loss on interest rate swap settlements	(179,252)
Net realized gain on investments and interest rate swaps	1,224,583
Net unrealized appreciation of investments	10,129,864
Net unrealized appreciation of interest rate swap contracts	629,536
Net unrealized appreciation of investments and
interest rate swap contracts	10,759,400
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	11,983,983
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$14,516,446

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       9

Statement of Changes in Net Assets

	Period from
	December 1, 2012
	through	Year Ended
	May 31, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment income	$2,532,463	$5,033,090
Net realized gain on investments and interest rate swaps	1,224,583	4,817,729
Net unrealized appreciation of investments and interest rate swap contracts	10,759,400	10,280,797
Net increase in net assets applicable to common stockholders resulting from operations	14,516,446	20,131,616
Distributions to Common Stockholders
Net investment income	(1,837,209)	(6,109,131)
Net realized gain	(1,224,583)	(4,317,869)
Return of capital	(2,151,708)	—
Total distributions to common stockholders	(5,213,500)	(10,427,000)
Total increase in net assets applicable to common stockholders	9,302,946	9,704,616
Net Assets
Beginning of period	186,033,501	176,328,885
End of period	$195,336,447	$186,033,501
Accumulated net investment loss, end of period	$—	$(695,254)

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Period from December 1, 2012 through May 31, 2013
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,772,581
Interest and dividend income received	4,170,250
Purchases of long-term investments	(4,962,500)
Proceeds from sales of long-term investments	10,629,042
Proceeds from sales of short-term investments, net	17,079
Payments on interest rate swaps, net	(179,252)
Interest received on securities sold, net	179,825
Interest expense paid	(257,979)
Other leverage expenses paid	(2,667)
Operating expenses paid	(1,252,879)
Net cash provided by operating activities	10,113,500
Cash Flows From Financing Activities
Repayments on revolving line of credit	(16,400,000)
Advances from margin loan facility	44,700,000
Repayments on margin loan facility	(13,200,000)
Redemption of long-term debt obligations	(20,000,000)
Distributions paid to common stockholders	(5,213,500)
Net cash used in financing activities	(10,113,500)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$14,516,446
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(6,005,000)
Proceeds from sales of long-term investments	10,629,042
Proceeds from sales of short-term investments, net	17,079
Return of capital on distributions received	1,709,840
Net unrealized appreciation of investments and
interest rate swap contracts	(10,759,400)
Net realized gain on investments	(1,403,835)
Amortization of market premium, net	221,511
Amortization of debt issuance costs	72,963
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	133,210
Decrease in prepaid expenses and other assets	3,587
Increase in payable for investments purchased	1,042,500
Increase in payable to Adviser, net of fees waived	17,054
Decrease in accrued expenses and other liabilities	(81,497)
Total adjustments	(4,402,946)
Net cash provided by operating activities	$10,113,500

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       11

Financial Highlights
	Period from				Period from
	December 1, 2012				July 31, 2009(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31, 2013	November 30, 2012	November 30, 2011	November 30, 2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.76	$25.37	$24.47	$20.55	$—
Public offering price	—	—	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.36	0.72	0.72	0.73	0.17
Net realized and unrealized gains on investments
and interest rate swap contracts(3)	1.73	2.17	1.68	4.69	1.70
Total income from investment operations	2.09	2.89	2.40	5.42	1.87
Distributions to Common Stockholders
Net investment income	(0.26)	(0.88)	(0.79)	(0.63)	(0.16)
Net realized gain	(0.18)	(0.62)	(0.57)	(0.77)	—
Return of capital	(0.31)	—	(0.14)	(0.10)	(0.22)
Total distributions to common stockholders	(0.75)	(1.50)	(1.50)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance
of common stock	—	—	—	—	(0.94)
Net Asset Value, end of period	$28.10	$26.76	$25.37	$24.47	$20.55
Per common share market value, end of period	$26.65	$25.26	$24.18	$23.06	$19.18
Total Investment Return Based on Market Value(4)	8.53%	10.83%	11.49%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	8.02%	11.90%	10.24%	27.60%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$195,336	$186,034	$176,329	$169,874	$141,789
Average net assets (000’s)	$192,975	$182,224	$173,458	$156,685	$134,521
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.13%	1.13%	1.13%	1.15%	1.06%
Other operating expenses	0.26	0.27	0.28	0.30	0.47
Fee waiver	(0.12)	(0.12)	(0.18)	(0.18)	(0.17)
Subtotal	1.27	1.28	1.23	1.27	1.36
Leverage expenses	0.32	0.44	0.42	0.52	0.43
Current foreign tax expense(7)	—	—	0.00	0.00	—
Total expenses	1.59%	1.72%	1.65%	1.79%	1.79%

See accompanying Notes to Financial Statements.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Financial Highlights (Continued)
	Period from				Period from
	December 1, 2012				July 31, 2009(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31, 2013	November 30, 2012	November 30, 2011	November 30, 2010	November 30, 2009
	(Unaudited)
Ratio of net investment income to average net assets
before fee waiver(6)	2.51%	2.64%	2.70%	3.05%	2.38%
Ratio of net investment income to average net assets
after fee waiver(6)	2.63%	2.76%	2.88%	3.23%	2.55%
Portfolio turnover rate	2.64%	13.67%	8.78%	21.93%	2.97%
Short-term borrowings, end of period (000’s)	$31,500	$16,400	$13,000	$12,700	$11,300
Long-term debt obligations, end of period (000’s)	—	$20,000	$20,000	$20,000	$20,000
Per common share amount of long-term debt obligations
outstanding, end of period	—	$2.88	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$28.10	$29.64	$28.25	$27.35	$23.45
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(8)	$7,201	$6,111	$6,343	$6,195	$5,530
Asset coverage ratio of long-term debt obligations
and short-term borrowings(8)	720%	611%	634%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2012, 2011 and 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $0, $0, $4,530, $1,660 and $0 for the period from December 1, 2012 through May 31, 2013, the years ended November 30, 2012, 2011 and 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       13

Notes to Financial Statements (Unaudited) May 31, 2013

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2011 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $40,000 or $0.006 per share, an increase in unrealized appreciation of investments of approximately $42,000 or $0.006 per share, and a decrease in realized gains of approximately $2,000 or $0.000 per share for the period from December 1, 2012 through May 31, 2013.

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in net investment income of approximately $5,000 or $0.001 per share and an increase in unrealized appreciation of investments of approximately $5,000 or $0.001 per share.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2012, the Company’s distributions for tax purposes were comprised of 59 percent ordinary income and 41 percent long-term capital gain. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2013.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives

2013 2nd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Company’s net assets. Management is currently evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012, and has contractually agreed to a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$56,536,147
Undistributed ordinary income	35,998
Other temporary differences	(28,065)
Accumulated earnings	$56,544,080

As of May 31, 2013, the aggregate cost of securities for federal income tax purposes was $149,548,069. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $77,143,251, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $77,143,251.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31, 2013	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$128,392,211	$4,915,380	$123,476,831	$—
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	98,231,610	98,231,610	—	—
Other Securities:
Short-Term Investment(b)	67,499	67,499	—	—
Total Assets	$226,691,320	$103,214,489	$123,476,831	$—
Liabilities
Interest Rate Swap Contracts	$528,689	$—	$528,689	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through May 31, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2012 through May 31, 2013.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2013.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$5,000,000	08/17/12	$6,052,370	$6,594,975	3.4%
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,595,002	1.8
Duquesne Light Holdings, Inc.,		11/18/11-
5.900%, 12/01/2021	2,000,000	12/05/11	2,074,420	2,348,272	1.2
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,439,192	2.3
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,712,056	0.9
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,470,000	2.3
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,322,350	3.2
NGPL PipeCo LLC,
9.625%, 06/01/2019	2,000,000	05/23/12	2,042,500	2,230,000	1.1
Ruby Pipeline, LLC,
6.000%, 04/01/2022	1,500,000	09/17/12	1,616,250	1,658,921	0.9
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,212,744	3.2
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,193,904	1.1
			$38,370,774	$41,777,416	21.4%

8. Investment Transactions

For the period from December 1, 2012 through May 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $6,005,000 and $10,629,042 (excluding short-term debt securities), respectively.

2013 2nd Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

9. Long-Term Debt Obligations

The Company had $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding at November 30, 2012. Holders of the Notes were entitled to receive quarterly cash interest payments at an annual rate that reset each quarter based on the 3-month LIBOR plus 1.87 percent. The Company redeemed the Notes on December 18, 2012. The weighted-average interest rate on the Notes for the period from December 1, 2012 through December 18, 2012 was 2.18 percent. The unamortized balance of allocated capital costs was expensed upon redemption and resulted in a total loss on early redemption of $71,204 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $60,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the senior notes. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of May 31, 2013, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by the	Received by	Appreciation
Counterparty	Date	Amount	Company	the Company	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(37,420)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(51,959)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(237,289)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(221,137)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	108,366
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(89,250)
		$26,000,000			$(528,689)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized appreciation of interest rate swap contracts in the amount of $629,536 for the period ended May 31, 2013 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $179,252 are recorded as realized losses for the period ended May 31, 2013. The total notional amount of all open swap agreements at May 31, 2013 is indicative of the volume of this derivative type for the period ended May 31, 2013.

11. Credit Facility

As of May 31, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The Company entered into the margin loan agreement on December 6, 2012. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to three-month LIBOR plus 0.75 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended May 31, 2013 was approximately $35,900,000 and 1.04 percent, respectively. At May 31, 2013, the principal balance outstanding was $31,500,000 at an interest rate of 1.03 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2013, the Company was in compliance with the terms of the margin loan facility.

The Company utilized the margin loan facility to redeem the outstanding balance and terminate the unsecured credit facility with U.S. Bank, N.A. on December 18, 2012. Outstanding balances on the credit facility accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent. The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2012 through December 18, 2012 was approximately $16,000,000 and 1.46 percent, respectively.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at May 31, 2013 and November 30, 2012.

13. Subsequent Events

On June 28, 2013, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $47,810.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 30, 2013. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
John R. Graham
Affirmative	5,108,766
Withheld	38,873
TOTAL	5,147,639

No. of Shares
H. Kevin Birzer
Affirmative	5,103,554
Withheld	44,085
TOTAL	5,147,639

Each of Conrad S. Ciccotello and Terry Matlack continued as a director with a term expiring on the date of the 2014 annual meeting of stockholders. Charles E. Heath continued as a director and his term expires on the date of the 2015 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (6 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	5
Against	0
Abstain	0
Broker Non-votes	0
TOTAL	5

Vote of Stockholders	No. of Shares
Affirmative	1,336,502
Against	147,348
Abstain	40,970
Broker Non-votes	3,622,819
TOTAL	5,147,639

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2013.

No. of Shares
Affirmative	5,099,921
Against	19,988
Abstain	27,730
TOTAL	5,147,639

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2013, the aggregate compensation paid by the Company to the independent directors was $25,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

2013 2nd Quarter Report       19

Additional Information (Unaudited) (Continued)

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20       Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,078	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$376

Tortoise Energy Capital Corp.		Midstream Equity	$1,068	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,953	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$262

(1) As of 6/30/13

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/12-12/31/12	0	0	0	0
Month #2 1/1/13-1/31/13	0	0	0	0
Month #3 2/1/13-2/28/13	0	0	0	0
Month #4 3/1/13-3/31/13	0	0	0	0
Month #5 4/1/13-4/30/13	0	0	0	0
Month #6 5/1/13-5/31/13	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to the Registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated September 12, 20111.

____________________

1 The Registrant has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common shares as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Registrant to make the disclosures to the holders of the Registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Registrant is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 29, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 29, 2013